Property, Plant and Equipment	12 Months Ended
Mar. 31, 2015
Property, Plant and Equipment

(5) Property, Plant and Equipment

Property, plant and equipment at March 31, 2014 and 2015 were composed of the following:

	Yen (Millions)
	2014	2015
Land	¥14,822	14,788
Buildings	31,304	32,392
Machinery and equipment	22,088	21,663
Tools, furniture and fixtures	15,444	15,065
Construction in progress	1,099	139

	84,757	84,047
Less accumulated depreciation	44,832	45,567

	¥39,925	38,480

Depreciation expense was ¥5,778 million, ¥6,106 million and ¥4,210 million for the years ended March 31, 2013, 2014 and 2015, respectively.

During the year ended March 31, 2014, as a result of lower than expected future cash flows and changes in the business environment including a larger-than-expected contraction in the semiconductor test equipment market, chiefly in the smartphone semiconductor test space, Advantest recognized impairment losses of ¥1,099 million and ¥497 million in its semiconductor and component test system segment and its mechatronics system segment, respectively. The total impairment loss of ¥1,596 million was included in cost of sales and impairment charge in the accompanying consolidated statements of operations.

During the year ended March 31, 2015, Advantest determined that the carrying amount of certain long-lived assets is not recoverable, and recognized an impairment loss of ¥211 million. The impairment loss was included in impairment charge in the accompanying consolidated statements of operations.